Exhibit 10.1

WELL CARE HMO, INC.	Medicaid HMO Contract
d/b/a STAYWELL HEALTH PLAN OF FLORIDA

AHCA CONTRACT NO. FA522

AMENDMENT NO. 2

THIS CONTRACT, entered into between STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and WELL CARE HMO, INC., d/b/a STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the “Vendor”, is hereby amended as follows:

1.	Standard Contract, the first paragraph is hereby amended to change the Vendor’s address to the following:

8735 Henderson Road, Ren 2

Tampa, FL 33634

2.	Standard Contract, Section III.C.2 is hereby amended to change the contract manager’s name, address and telephone number to the following:

Pearl Blackburn

Well Care HMO, Inc., d/b/a Staywell Health Plan of Florida

8735 Henderson Road, Ren 2

Tampa, FL 33634

(813) 243-2970

3.	Standard Contract, Section III.E.1 is hereby amended to change the mailing address to the following:

Well Care HMO, Inc., d/b/a Staywell Health Plan of Florida

Attn: Regulatory Affairs

P.O. Box 25735

Tampa, FL 33622-5736

4.	Standard Contract, Section III.E.2 is hereby amended to change the contact person and street address to the following:

Pearl Blackburn

8735 Henderson Road, Ren 2

Tampa, FL 33634

5.	This amendment shall begin on December 3, 2004, or the date on which the amendment has been signed by both parties, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to confirm with this amendment.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

AHCA Contract No. FA522, Amendment No. 2, Page 1 of 3

WELL CARE HMO, INC.	Medicaid HMO Contract
d/b/a STAYWELL HEALTH PLAN OF FLORIDA

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELL CARE HMO, INC., d/b/a STAYWELL HEALTH PLAN OF FLORIDA		STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED		SIGNED
BY:	/s/ TODD S. FARHA	BY:	/s/ ALAN LEVINE
NAME:	Todd S. Farha	NAME:	Alan Levine

TITLE:	Chief Executive Officer	TITLE:	Secretary

DATE:12/27/04		DATE:1/14/05

THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY

AHCA Contract No. FA522, Amendment No. 2, Page 2 of 3